James Alpha Funds Trust D/B/A EASTERLY FUNDS TRUST (the “Trust”)

FUND	Class A	Class C	Class I	Class R6
Easterly Income Opportunities Fund	JASVX	JSVCX	JSVIX	JASSX

Supplement dated August 29, 2025 to the Prospectus and Statement of Additional Information each dated April 1, 2025

This Supplement updates and supersedes any contrary information contained in the Prospectus and Statement of Additional Information.

The Board of Trustees of the Trust, upon a recommendation from Easterly Investment Partners LLC, the Fund’s investment adviser, has approved the following change effective August 31, 2025.

Fiscal and Tax-Year End Change

The fiscal and tax-year end of the Easterly Income Opportunities Fund will change from November 30 to August 31.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated April 1, 2025. Please retain this Supplement for future reference.